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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 6, 2008

EMPIRE WATER CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	000-52256
(State or other jurisdiction of incorporation)	(Commission File No.)

25 Orchard Road
Lake Forest, California 92630
(Address of principal executive offices and Zip Code)

(949) 768-1600
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 5.02      DEPARTURE OF CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS

     On February 6, 2008, Alfred Nutt resigned as our president and secretary. Mr. Nutt will remain as our principal executive officer, treasurer, principal financial officer, principal accounting officer and a member of the board of directors.

     On February 7, 2008, Larry Rowe was appointed our president and secretary. From June 2000 to February 2008, Mr. Rowe was Vice President of Business Development for Basin Water, Inc., a Delaware corporation. Basin Water, Inc. is a leader in the treatment of drinking water. Basin Water’s common stock is traded on the Nasdaq Global Market under the symbol “BWTR.” Mr. Rowe has 35 years of experience in running municipal water agencies.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 8th day of February 2008.

EMPIRE WATER CORPORATION

BY: LARRY ROWE
Larry Rowe, President